Exhibit 99(a)

AMENDED AND RESTATED BYLAWS OF

TRUSTCO BANK CORP NY

(a New York State Corporation)

(September 16, 2008)

_____________________________________________________

ARTICLE 1

DEFINITIONS

As used in these Bylaws, unless the context otherwise requires, the term:

1.1  "Board" means the Board of Directors of the Corporation.

1.2  "Business Corporation Law" means the Business Corporation Law of the State of New York, as amended from time to time.

1.3  "Bylaws" means the initial Bylaws of the Corporation, as amended from time to time.

1.4  "Certificate of Incorporation" means the initial certificate of incorporation of the Corporation, as amended, supplemented or restated from time to time.

1.5.  "Corporation" means TrustCo Bank Corp NY.

1.6  "Directors" means directors of the Corporation.

1.7  "Entire Board" means the total number of directors which the Corporation would have if there were no vacancies.

1.8  "Chief Executive Officer" means the Chief Executive Officer of the corporation.

1.9  "Chairman" means chairman of the Board of the Corporation.

1.10 "President" means the President of the Corporation.

1.11 "Secretary" means the Secretary of the Corporation.

1.12 "Vice President" means the Vice President of the Corporation.

ARTICLE 2

SHAREHOLDERS

2.1  PLACE OF MEETINGS.  Every meeting of shareholders shall be held at such place within or without the State of New York as shall be designated by the Board of Directors in the notice of such meeting or in the waiver of notice thereof.

2.2  ANNUAL MEETING.  A meeting of shareholders shall be held annually for the election of Directors and the transaction of other business at such hour and on such business day as may be determined by the Board.  Written notice of such meeting, stating the place, date and hour thereof, shall be given, personally or by mail, not less than ten nor more than sixty days before the date of such meeting, to each shareholder certified to vote at such meeting.

2.3  SPECIAL MEETINGS. A special meeting of shareholders, other than those regulated by statute, may be called at any time by the Board, the Chairman or by the Chief Executive Officer.  It shall also be the duty of the Chief Executive Officer to call such a meeting whenever requested in writing so to do by shareholders owning two thirds of the issued and outstanding share entitled to vote at such a meeting.  Written notice of such meeting, stating the place, date, hour and purpose thereof, and indicating that it is being given by the person or persons calling such meeting, shall be given, personally or by mail, not less than ten nor more than sixty days before the date of such meeting, to each shareholder certified to vote at such meeting.

2.4  QUORUM AND VOTING REQUIREMENTS; ADJOURNMENT.  Except with respect to a special meeting for the election of Directors as required by law, or as otherwise provided in these Bylaws, (a) the holders of at least a majority of the outstanding shares of the Corporation shall be present in person or by proxy at any meeting of the shareholders in order to constitute a quorum for the transaction of any business, and (b) the votes of the holders of at least a majority of the outstanding shares of the Corporation shall be necessary at any meeting of shareholders for the transaction of any business or specified item of business, other than the changing, amending or repealing of any provision of the Certificate of Incorporation or Bylaws which shall require the affirmative vote of two-thirds of the Corporation's voting stock; provided, however, that when a specified item of business is required to be voted on by a class or series (if the Corporation shall then have outstanding shares or more than one class or series), voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum (as to such class or series) for the transaction of such item of business.  The holders of a majority of shares present in person or represented by proxy at any meeting of shareholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place.

2.5  INSPECTORS AT MEETINGS. Two or more inspectors shall be appointed by the Board prior to each Annual Meeting of Shareholders, to serve at the meeting or any adjournment thereof.  In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat.

2.6  ORGANIZATION. The Board shall designate either the Chairman of the Board of Directors or the Chief Executive Officer to act as chairman of every meeting of shareholders. Notwithstanding such designation, in the absence of the Chairman from the meeting, the Chief Executive Officer shall act as chairman of the meeting, and in the absence of the Chief Executive Officer, the Chairman shall act as chairman of the meeting. In the absence of both the Chairman and the Chief Executive Officer, the chairman of the meeting shall be an officer of the Corporation designated by the Board. The Secretary, or in his absence, one of the Vice Presidents not acting as chairman of the meeting, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares present in person, or represented by proxy and entitled to vote at the meeting.

2.7  ORDER OF BUSINESS.  The order of business at all meetings of shareholders shall be as determined by the Chairman of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote at the meeting.

ARTICLE 3

DIRECTORS

3.1  BOARD OF DIRECTORS.  Except as otherwise provided in the Certificate of Incorporation, the affairs of the Corporation shall be managed and its corporate powers exercised by its Board.  In addition to the powers expressly conferred by the Bylaws, the Board may exercise all powers and perform all acts which are not required, by the Bylaws or the Certificate of Incorporation or by law, to be exercised and performed by the shareholders.

3.2  NUMBER; QUALIFICATION; TERM OF OFFICE.  Subject to Section 702(b) of the Business Corporation Law, the number of Directors constituting the Entire Board may be changed from time to time by action of the shareholders or the Board, provided that such number shall not be less than five or more than fifteen.  The Directors shall be divided into three classes as nearly equal in number as may be, one class to be elected each year for a term of three years and until their successors are elected and qualified.

3.3  ELECTION.  Directors shall be elected by the affirmative vote of the holders of a majority of the Company's outstanding voting stock.

3.4  CHAIRMAN OF THE BOARD OF DIRECTORS. The Board shall designate one of their number as the Chairman.  The Chairman shall, if present, preside at all meetings of the Board and may perform such other duties as from time to time may be assigned him by the Board.  The Chairman shall be a member of such committees as the Board may from time to time determine.

3.5  NEWLY CREATED DIRECTORSHIP AND VACANCIES.  Newly created directorships resulting from an increase in the number of Directors and vacancies occurring in the Board for any reason, may be filled by vote of a majority of the Directors then in office, although less than a quorum, at any meeting.  Directors elected by the Board shall hold office until the next meeting of shareholders at which the election of directors is in the regular order of business, and until their successors have been elected and qualified.

3.6  RULES AND REGULATIONS.  The Board of Directors may adopt such Rules and Regulations for the conduct of its meetings and the management of the affairs of the Company as it may deem proper, not inconsistent with the laws of the State of New York, or these Bylaws.

3.7  REGULAR MEETINGS.  Regular meetings of the Board shall be held on the third Tuesday of February, May, August and November, unless otherwise specified by the Board, and may be held at such times and places as may be fixed from time to time by the Board, and may be held without notice.

3.8  SPECIAL MEETINGS.  Special meetings of the Board shall be held whenever called by the Chairman, and a special meeting shall be called by the Chief Executive Officer or the Secretary at the written request of any seven Directors.  Notice of the time and place of each special meeting of the Board shall, if mailed, be addressed to each Director at the address designated by him for that purpose or, if none is designated, at his last known address at least three days before the date on which the meeting is to be held; or such notice shall be sent to each Director at such address by telegraph, or similar means of communication, or be delivered to him personally, not later than the day before the date on which such meeting is to be held.

3.9  WAIVERS OF NOTICE.  Anything in these Bylaws or in any resolution adopted by the Board to the contrary notwithstanding, notice of any meeting of the Board need not be given to any Director who submits a signed waiver of such notice, whether before or after such meeting, or who attends such meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

3.10 ORGANIZATION.  At each meeting of the Board, the Chairman of the Board or in the absence of the Chairman of the Board, a Chairman chosen by the majority of the Directors present, shall preside.  The Secretary, or in the absence of the Secretary, a Vice President, shall act as Secretary at each meeting of the Board.

3.11  QUORUM AND VOTING.  A majority of the Entire Board shall constitute a quorum for the transaction of business or of any specified item of business  at any meeting of the Board.  The affirmative vote of a majority of the  Entire Board shall be necessary for the transaction of any business or specified item of business at any meeting of the Board, except that the affirmative vote of two-thirds of the Entire Board shall be necessary to change, amend or repeal any provision of the Certificate of Incorporation or Bylaws.

3.12 WRITTEN CONSENT OF DIRECTORS WITHOUT A MEETING.  Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board consent in writing to the adoption of a resolution authorizing the action.  The resolution and the written consents thereto by the members of the Board shall be filed with the minutes of the proceedings of the Board.

3.13 PARTICIPATION IN MEETING OF BOARD BY MEANS OF CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT.  Any one or more members of the Board may participate in a meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time.  Participation by such means shall constitute presence in person at a meeting.

3.14 NOMINATIONS.  Nominations for Directors, other than those made by or on behalf of the existing management of the Corporation, shall be made in writing and shall be delivered or mailed to the Board not less than (14) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of Directors, provided, however, that if less than twenty-one (21) days notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the Board not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed.

ARTICLE 4

COMMITTEES

4.1  [Reserved]

4.2  OTHER COMMITTEES.  The Board, by resolution adopted by a majority of the Entire Board, may designate from among its members such other standing or special committees as may seem necessary or desirable from time to time.

ARTICLE 5

OFFICERS

5.1  OFFICERS.  The Board shall elect or appoint a Chairman and shall elect or appoint a President, either of which it shall designate the Chief Executive Officer.  If so elected or appointed by the Board, the Chairman may be the Chief Executive Officer or President of the Corporation; in the absence of such an election or appointment, however, the Chairman shall not be authorized to act in the capacity of an officer of the Corporation except as expressly authorized by the Board. The Board shall also elect or appoint one or more Vice Presidents and a Secretary, and such other officers as it may from time to time determine.  All officers shall hold their offices, respectively, at the pleasure of the Board.  The Board may require any and all officers, clerks and employees to give a bond or other security for the faithful performance of their duties, in such amount and with such sureties as the Board may determine.

5.2 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of Directors.  The Chief Executive Officer shall preside, in the absence of the Chairman, at meetings of the Board.  The Chief Executive Officer shall supervise the carrying out of policies adopted or approved by the Board.  He may, with the Secretary or any other officer of the Corporation, sign certificates for shares of the Corporation.  He may sign and execute, in the name of the Corporation, deeds, mortgages, bonds, contracts and other instruments, subject to any restrictions imposed by the Bylaws, Board or applicable laws, and, in general, he shall perform all duties incident to the office of the Chief Executive Officer and such other duties as from time to time may be assigned to him by the Board.

5.3  CHAIRMAN AND PRESIDENT.  Either the Chairman or the President shall be designated the Chief Executive Officer of the Corporation.  The President, if not so designated, shall perform such duties as from time to time may be assigned to him by the Board or by the Chief Executive Officer.  The Chairman, if not designated the Chief Executive Officer, shall perform such duties as from time to time may be assigned to him by the Board, but not by the Chief Executive Officer.

5.4  OTHER OFFICERS.  All the other officers of the Corporation shall perform all duties incident to their respective offices, subject to the supervision and direction of the Board and the Chief Executive Officer, and shall perform such other duties as may from time to time be assigned them by the Board or by the Chief Executive Officer.  The President and any Vice President may also, with the Secretary, sign and execute, in the name of the Corporation, deeds, mortgages, bonds, contracts and other instruments, subject to any restrictions imposed by the Bylaws, Board or applicable laws.

ARTICLE 6

CONTRACTS, LOANS, ETC

6.1  EXECUTION OF CONTRACTS.  The Board may authorize any officer, employee or agent, in the name and on behalf of the Corporation, to enter into any contract or execute and satisfy any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

6.2  LOANS.  The Chief Executive Officer or any other officer, employee or agent authorized by the Board may effect loans and advances at any time for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and when authorized so to do may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances.

6.3  SIGNATURE AUTHORITY.  The Chief Executive Officer shall from time to time authorize the appropriate officers and employees of the Corporation who are to sign, execute, acknowledge, verify and deliver or accept all agreements, conveyances, transfers, obligations, authentications, certificates and other documents and instruments and to affix the seal of the Corporation to any such document or instrument and to cause the same to be attested by the Secretary or Assistant Secretary.

ARTICLE 7

SHARES

7.1  STOCK CERTIFICATES.  Certificates representing shares of the Corporation, in such form as shall be determined from time to time by the Board, shall be signed by the Chief Executive Officer, the President, or any Vice President and the Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof.

7.2  TRANSFER OF SHARES.  Transfers of shares shall be made only on the book of the Corporation by the holder thereof or by his duly authorized attorney or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares properly endorsed for transfer and upon payment of all necessary transfer taxes.  Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Canceled", with  the date of cancellation, by the Secretary or the transfer agent of the Corporation.  A person in whose name shares shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation.  No transfer of shares shall be valid as against the Corporation, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

7.3  CLOSING OF TRANSFER BOOKS.  The Board may prescribe a period prior to any shareholders' meeting or prior to the payment of any dividend, not exceeding sixty days, during which no transfer of stock on the books of the Corporation may be made and may fix a day as provided by the Business Corporation Law as of which shareholders entitled to notice and to vote at such meeting shall be determined.

7.4  TRANSFER AND REGISTRY AGENTS.  The Corporation may from time to time maintain one or more transfer offices or agents and registry officer or agents at such place or places as may be determined from time to time by the Board.

7.5  LOST, DESTROYED, STOLEN AND MUTILATED CERTIFICATES.  If the holder of any shares shall notify the Corporation of any loss, destruction, theft or mutilation of the certificate or certificates representing such shares, the Corporation may issue a new certificate or certificates to replace the old, upon such conditions as may be specified by the Board consistent with applicable laws.

ARTICLE 8

EMERGENCIES

8.1  OPERATION DURING EMERGENCY.  In the event of a state of emergency declared by the President of the United States or the person performing his functions or by the Governor of the State of New York or by the person performing his functions, the officers and employees of the Corporation shall continue to conduct the affairs of the Corporation under such guidance from the Directors as may be available except as to matters which by statute require specific approval of the Board of Directors and subject to conformance with any governmental directives during the emergency.

8.2  OFFICERS PRO TEMPORE DURING EMERGENCY.  The Board of Directors shall have power, in the absence or disability of any officer, or upon the refusal of any officer to act, to delegate and prescribe such officer's powers and duties to any other officer for the time being.

8.3  DISASTER.  In the event of a state of emergency resulting from disaster of sufficient severity to prevent the conduct and management of the affairs and business of the Corporation by the Directors and officers as contemplated by these Bylaws, any three or more available members of the Board of Directors shall be responsible for the full conduct and management of the affairs and business of the Corporation, notwithstanding any other provision of these Bylaws, and such directors shall further be empowered to exercise all powers reserved to any and all committees of the Board established pursuant to Article 4 of these Bylaws, until such time as the incumbent Board or a reconstituted Board is capable of assuming full conduct and management of such affairs and business.

ARTICLE 9

SEAL

9.1  SEAL.  The Board may adopt a corporate seal which shall be in the form of a circle and shall bear the full name of the Corporation and the year and State of its incorporation.

ARTICLE 10

FISCAL YEAR

10.1  FISCAL YEAR.  The fiscal year of the Corporation shall be determined, and may be changed, by resolution of the Board.

ARTICLE 11

VOTING OF SHARES HELD

11.1  VOTING OF SHARES HELD BY THE CORPORATION.   Unless otherwise provided by resolution of the Board and excepting the shares of any subsidiary company of the Corporation which are to be voted in accordance with the resolution of the Board, the Chief Executive Officer may from time to time appoint one or more attorneys or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose shares or securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation and to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such  consent, and may execute or  cause to be executed on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, consents, waivers or other instruments as he may deem necessary or proper in the premises; or the Chief Executive Officer may himself attend any meeting of the holders of the shares or other securities of any such other corporation and thereat vote or exercise any or all other powers of the Corporation as the holder of such shares or other securities of such other corporation.

ARTICLE 12

AMENDMENTS TO BYLAWS

12.1  AMENDMENTS.  The Bylaws or any of them may be altered, amended, supplemented or repealed, or new Bylaws may be adopted by a vote of the holders of at least two-thirds of the shares entitled to vote at any regular or special meeting of shareholders, or by a vote of at least two- thirds of the Entire Board of Directors at any regular or special meeting thereof, provided notice of such proposed changes has been set forth in the notice of meeting of shareholders or Directors.

ARTICLE 13

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 13.1.                                Indemnification  (a)  The Corporation shall indemnify to the fullest extent now or hereafter provided for or permitted by law each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, arbitration, alternative dispute resolution mechanism, investigation, administrative or legislative hearing or any other actual, threatened, pending or completed proceeding, whether civil, at law, in equity, criminal, administrative investigative or otherwise, or whether formal or informal, and including an action by or in the right of the Corporation or any other corporation, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether profit or non-profit (any such entity, other than the Corporation, being hereinafter referred to as an “Enterprise”) and including appeals therein (any such process being referred to as a “Proceeding”), by reason of the fact that such person (i) is or was a director or officer of the Corporation, or (ii) while serving as a director or officer of the Corporation, is or was serving, at the request of the Corporation, as director, officer or in any other capacity, any other Enterprise, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, or any appeal therein, except as provided in Section 13.1(b) and Section 13.4 herein.

(b)  No indemnification shall be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that (i) such person’s acts were committed in bad faith; (ii) were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated; (iii) that such person gained in fact in a financial profit or other advantage to which such person was not legally entitled; or (iv) in the event of criminal charges, that the person had reason to believe that such conduct was unlawful.  In addition, no indemnification shall be made with respect to any Proceeding initiated by any such person against the Corporation, or a director or officer of the Corporation, other than to enforce the terms of this Article 13, unless such Proceeding was authorized by the board of directors.  Further, no indemnification shall be made with respect to any settlement or compromise of any Proceeding unless and until the Corporation has consented to such settlement or compromise, which consent shall not be unreasonably withheld.

(c)  A person who has been successful, on the merits or otherwise, in the defense of a Proceeding shall be entitled to indemnification as authorized in this Article.  Except as provided in the preceding sentence and unless ordered by a court, indemnification under this bylaw shall be made by the Corporation if, and only if, authorized in the specific case:

(1)  By the board of directors acting by a quorum consisting of directors who are not parties to such Proceeding upon a finding that the conduct of the director or officer was not such that indemnification would be prohibited pursuant to Section 13.1(b), or

(2)  If such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs

(A) By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the conduct of the director or officer was not such that indemnification would be prohibited pursuant to Section 13.1(b), or

(B)  By the shareholders upon a finding that the conduct of the director or officer was not such that indemnification would be prohibited pursuant to Section 13.1(b).

(d)  Persons covered under Section 13.1(a) shall be entitled to indemnification for any part of any Proceeding for which it is found that the conduct of the director or officer was not such that indemnification would be prohibited pursuant to Section 13.1(b). In making any determination regarding any person’s entitlement to indemnification, each charge, claim, or issue shall be reviewed individually under Section 13.1(c) herein.

(e)  Written notice of any Proceeding for which indemnification may be sought by any person shall be given to the Corporation as soon as practicable.  The Corporation shall then be permitted to participate in the defense of any such proceeding or, unless conflicts of interest or position exist between such person and the Corporation in the conduct of such defense, to assume such defense.  In the even that the Corporation assumes the defense of any such Proceeding, legal counsel selected by the Corporation shall be acceptable to such person.  After such an assumption, the Corporation shall be liable to such person for any legal or other expenses subsequently incurred only to the extent that independent counsel is retained on behalf of such person to provide advice regarding conflicts of interest and to monitor such Proceeding to the extent necessary to allow such independent counsel to assume such person’s defense in the Proceeding in the event that a subsequent conflict of interest makes further conduct of the defense by the Corporation impracticable.  The Corporation shall not be liable for any additional legal or other expenses incurred subsequent to the Corporation’s assumption of a defense, other than those specifically excepted in the previous sentence, unless expressly authorized by the Corporation.  In the event that the Corporation participates in the defense of any such Proceeding and such person selects counsel to represent such person in regard to such a Proceeding; such person shall cooperate in good faith with any request that common counsel be utilized by the parties to any Proceeding who are similarly situated, unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

(f)  In making any determination regarding any person’s entitlement to indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Corporation shall have the burden of proving the contrary.

Section 13.2                                Advancement of Expenses  Except in the case of a Proceeding against a director or officer specifically approved by the board of directors or as provided in Section 13.4, the Corporation shall, subject to Section 13.1 above, advance or promptly reimburse payment for expenses actually and reasonably incurred by or on behalf of a director or officer in defending any Proceeding in advance of the final disposition of such Proceeding.  Such payments shall be made promptly upon receipt by the Corporation, from time to time, of a written demand of such person for such advancement, together with an undertaking by or on behalf of such person to repay any expenses so advanced to the extent that the person receiving the advancement is ultimately found not to be entitled to indemnification for part or all of such expenses or, where indemnification is granted, to the extent such advances exceed the indemnification to which he is entitled.

Section 13.3                                Rights Not Exclusive  The rights to indemnification and advancement of expenses granted by or pursuant to this Article 13: (i) shall not limit or exclude, but shall be in addition to, any other rights which may be granted by or pursuant to any statute, corporation charter, bylaw, resolution of shareholders or directors or agreement; (ii) shall be deemed to constitute contractual obligations of the Corporation to any director or officer who serves in a capacity referred to in Section 13.1 at any time during which this Article 13 is in effect; (iii) shall continue to exist after the repeal or modification of this Article 13 with respect to events occurring prior thereto; and (iv) shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the estate, spouse, heirs, executors, administrators or assigns of such person.  It is the intent of the Corporation through this Article 13 to require the Corporation to indemnify the persons referred to herein for the aforementioned judgments, fines, penalties, amounts paid in settlement, and expenses, including attorney’s fees, in each and every circumstance in which such indemnification could lawfully be permitted by express provisions of bylaws, and the indemnification required by the Article 13 shall not be limited by the absence of an express recital of such circumstances.  It is expressly recognized hereby that all directors or officers of the Corporation by serving as such after the adoption of this bylaw, are acting in reliance hereon and that the Corporation is estopped to contend otherwise.  This Article shall be binding on any successor to the Corporation, including any corporation or other entity which acquires all or substantially all of the Corporation’s assets in one or more transactions.

Section 13.4                                Regulatory Enforcement Actions.  Except as otherwise permitted by 12 U.S.C. Section 1828(k) (or any successor provision thereto) and the regulations promulgated thereunder, the Corporation shall not indemnify directors, officers or employees against expenses, penalties or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Corporation.  The Corporation shall not advance expenses pursuant to Section 13.2 in connection with any administrative proceeding by a federal bank regulatory agency that could result in an order assessing penalties or requiring payments to the Corporation, unless any and all conditions to such advancement in effect at the time of such advancement pursuant to applicable federal banking law and regulations, including the interpretations thereof by the appropriate federal bank regulatory agency, have been satisfied.  Except as otherwise permitted by 12 U.S.C. Section 1828(k) (or any successor provision thereto) and the regulations promulgated thereunder Any insurance provided pursuant to Section 13.6 herein shall not cover directors, officers or employees against expenses, penalties or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties against any such director, officer or employee.

Section 13.5                                Authorization of Contracts  The Corporation may, with the approval of the board of directors, enter into an agreement with any person who is, or is about to become, a director, officer, employee or agent of the Corporation, or who is serving, or is about to serve, at the request of the Corporation, as a director, officer or in any other capacity, any other Enterprise; which agreement may provide for indemnification of such person and advancement of expenses to such person upon terms, and the extent, not prohibited by law.  The failure to enter into any such agreement shall not affect or limit the rights of any such person under this Article 13.

Section 13.6                                Insurance  The Corporation may, but is not required to, purchase and maintain insurance (i) to indemnify itself against any obligation it incurs as a result of indemnification of any person, as authorized herein, and (ii) to indemnify any person who is a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Enterprise against any liability asserted against such person and incurred by such person in such capacity or arising out of such status, except as provided in Section 13.4 herein.

Section 13.7                                  Severability  If this Article XI or any part hereof shall be held unenforceable in any respect by a court of competent jurisdiction, it shall be deemed modified to the minimum extent necessary to make it enforceable, and the remainder of the Article 13 shall remain fully enforceable.

I, Thomas Poitras, Secretary of TrustCo Bank Corp NY, Glenville, New York, hereby certify that the foregoing is a complete, true and correct copy of the Amended and Restated Bylaws of TrustCo Bank Corp NY, and that the same are in full force and effect at this date.

/s/ Thomas M. Poitras

Secretary

September 16, 2008

Date